SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement              [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                    Commission Only (as permitted
[ ]  Definitive Additional Materials               by Rule 14a-6(e)(2))
[ ]  Soliciting Material under Rule 14a-12

                              AMTECH SYSTEMS, INC.
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
5)   Total fee paid:

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[ ]  Fee paid previously with preliminary materials:

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[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

          ----------------------------------------------------------------------
     2)   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
     3)   Filing Party:

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     4)   Date Filed:

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
                              AMTECH SYSTEMS, INC.
                              131 SOUTH CLARK DRIVE
                              TEMPE, ARIZONA 85281


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 28, 2003


Dear Shareholder:

     The 2003 Annual Meeting of Shareholders of AMTECH SYSTEMS, INC., an Arizona corporation (the "Company"), will be held at the Hilton Phoenix Airport Hotel, 2435 South 47th Street, Phoenix, Arizona, on Friday, February 28, 2003, at 10:00 a.m., Phoenix, Arizona time, for the following purposes:

     1. To elect four (4) directors to serve for one-year terms or until their successors are elected and qualified;

     2. To transact such other business as may properly come before the meeting.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. The Company is presently aware of no other business to come before the annual meeting.

     The Board of Directors has fixed the close of business on January 13, 2003, as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the annual meeting or any postponement or adjournment thereof. Shareholders are reminded that their shares of the Company's common stock can be voted at the annual meeting only if they are present at the annual meeting in person or by valid proxy. A copy of the Company's 2002 Annual Report, which includes our audited financial statements, was mailed with this Notice and Proxy Statement to all shareholders of record on the Record Date.

     Management of the Company cordially invites you to attend the Annual Meeting. Your attention is directed to the attached Proxy Statement for a discussion of the foregoing proposal and the reasons why the Board of Directors encourages you to vote for approval of such proposal.

                                        By Order of the Board of Directors

                                        /s/ Robert T. Hass

                                        Robert T. Hass, Secretary
Tempe, Arizona
January 24, 2003

IMPORTANT: IT IS IMPORTANT THAT YOUR SHAREHOLDINGS BE REPRESENTED AT THIS MEETING. PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                              AMTECH SYSTEMS, INC.
                              131 SOUTH CLARK DRIVE
                              TEMPE, ARIZONA 85281

                                 PROXY STATEMENT

     This Proxy Statement is being furnished to shareholders of Amtech Systems, Inc., an Arizona corporation (the "Company"), in connection with the solicitation of proxies by our Board of Directors for use at the 2003 Annual Meeting of Shareholders of the Company to be held on Friday, February 28, 2003, at 10:00 a.m., Phoenix, Arizona time, and any adjournment or postponement thereof (the "Annual Meeting"). A copy of the Notice of the Meeting accompanies this Proxy Statement. This Proxy Statement and the accompanying form of Proxy were first mailed on or about January 24, 2003 to all shareholders entitled to vote at the Annual Meeting.

STOCKHOLDERS ENTITLED TO VOTE

     Shareholders of record at the close of business on January 13, 2003 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting and at any and all adjournments or postponements of the Annual Meeting. At the close of business on the Record Date, 2,689,571 shares of common stock, $.01 par value (the "Common Stock"), were issued and outstanding. Except as set forth below with respect to the ability to cumulate votes for directors, each share of Common Stock entitles its owner to one vote. The holders of a majority of shares entitled to vote at the Annual Meeting must be present in person or represented by proxy in order to constitute a quorum for all matters to come before the Annual Meeting.

HOW TO ATTEND THE MEETING

     If you are a shareholder of record, which means you hold your shares in your name, you may attend the meeting. If you own shares in the name of a bank, broker or other holder of record ("street name"), you will need to ask your broker or bank for a copy of the proxy they received from us. You will need to bring the proxy with you to the Annual Meeting.

HOW TO VOTE

     If you are a shareholder of record, you may vote by mail or in person. To vote by mail, sign, date and return your proxy card in the enclosed postage-paid envelope. All valid proxies received before the Annual Meeting, and not revoked, will be exercised. If you sign and return your proxy card, but do not give voting instructions and authority to vote is not specifically withheld, the shares represented by that proxy will be voted as recommended by our Board of Directors. If you have specified a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications so made.

     All stockholders may vote in person at the Annual Meeting (unless they are street name holders without a legal proxy). If your shares are held in a street name, you will receive instructions from the holder of record that you must follow in order for your shares to be validly voted.

     We are not aware of any other matters to be presented at the Annual Meeting except those described in this Proxy Statement. However, if any other matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxies will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, your Common Stock may be voted by the proxies on the new meeting date as well, unless you have revoked your proxy prior to that time.

VOTING CHOICES

     For each proposal presented, you may vote one of the following ways:

     1.   For the proposal
     2.   Against the proposal
     3.   Abstain from voting

     Proxies that are signed and returned with no instructions will be voted FOR election of all Director nominees.

CHANGING YOUR VOTE

     You may change your vote at any time before the proxy is exercised. A shareholder can revoke a proxy by:

     * Delivering to our executive offices, to the attention of our corporate Secretary prior to the vote at the Annual Meeting, a written instrument of revocation bearing a date later than the date of the proxy.

     * Duly executing and delivering to our executive offices, to the attention of our corporate Secretary prior to the vote at the Annual Meeting, a proxy relating to the same shares bearing a later date.

     * Voting by ballot at the Annual Meeting, provided that the shareholder notifies our corporate Secretary at the Annual Meeting of his or her intention to vote in person at any time prior to the voting of the proxy.

HOW VOTES ARE COUNTED

     Inspectors of election will be appointed for the Annual Meeting. The inspectors of election will determine whether or not a quorum is present and will tabulate votes cast by proxy or in person at the Annual Meeting. If you have returned valid proxy instructions or attend the Annual Meeting in person, your Common Stock will be counted for the purpose of determining whether there is a quorum. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. Abstentions and broker non-votes will be included in the determination of the number of shares represented for a quorum.

COST OF THIS PROXY SOLICITATION

     We will pay the cost of preparing and mailing the Notice and Proxy Statement, including the charges and expenses of brokerage firms, banks and others who forward solicitation material to beneficial owners of the Common Stock. We will solicit proxies by mail. Proxies may also be solicited by officers and directors of the Company personally or by telephone or facsimile, without additional compensation. Computershare will serve as our proxy solicitation agent. In such capacity, Computershare will coordinate the distribution of proxy materials to beneficial owners of Common Stock and oversee the return of proxy cards. The fee for all these services is estimated to be approximately $5,000.

ANNUAL REPORT

     The Company's Annual Report to Shareholders for the fiscal year ended September 30, 2002 ("Annual Report") has been mailed concurrently with the mailing of the Notice of Annual Meeting and Proxy Statement to all shareholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material.

     The information contained in the "Report of the Compensation and Option Committee," "Audit Committee Report," and "Comparison of Stock Performance" below shall not be deemed "filed" with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the

Securities Exchange Act of 1934, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Act of 1934.

                 WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

     Proposal 1:   Election of Four Directors     The four  nominees  for  director who receive
                                                  the most  votes will be  elected.  Cumulative
                                                  voting  is  allowed   with   respect  to  the
                                                  election of directors.

                                    PROPOSALS

                    PROPOSAL NO. 1 --- ELECTION OF DIRECTORS

NUMBER OF DIRECTORS TO BE ELECTED

     Our Board of Directors currently consists of four members. Until his death on August 25, 2002, Donald F. Johnston served as the fifth member of our Board of Directors. Following Mr. Johnston's death, our Board of Directors determined to reduce the size of our Board of Directors to four members until such time as a qualified candidate could be found to replace Mr. Johnston. The Company expects to complete its candidate search by the May 2003 Board of Directors' meeting.

     Each director elected will hold office for one year or until his successor is elected and qualified. If any director resigns or otherwise is unable to complete his term in office, our Board may elect another director for the remainder of the resigning director's term.

VOTE REQUIRED

     The four nominees receiving the highest number of votes cast at the Annual Meeting will be elected. There is cumulative voting in the election of directors. This means that each shareholder present at the Annual Meeting, either in person or by proxy, will have an aggregate number of votes in the election of directors equal to four (the number of persons nominated for election as directors) multiplied by the number of shares of Common Stock of the Company held by such shareholder on the Record Date. The resulting aggregate number of votes may be cast by the shareholder for the election of any single nominee, or the shareholder may distribute such votes among any number or all of the nominees. The four nominees receiving the highest number of votes will be elected to our Board of Directors.

NOMINEES OF THE BOARD

     Our Board of Directors is responsible for supervision of the overall affairs of the Company. Our Board has nominated the following individuals to serve on our Board of Directors for the following year:

          Jong S. Whang
          Robert T. Hass
          Alvin Katz
          Bruce R. Thaw

     All of these nominees are currently serving on our Board of Directors. Each of the nominees has agreed to be named in this Proxy Statement and to serve if elected. See below for information regarding each of the nominees listed above.

     Our Board of Directors recommends a vote FOR the election of the four nominees under Proposal No. 1. Our Board of Directors intends to vote its proxies for the election of the nominees, for a term to expire at the next Annual Meeting. In that regard, our Board of Directors solicits authority to cumulate such votes.

     If any nominee should become unavailable for any reason, which our Board of Directors does not anticipate, the proxy will be voted for any substitute nominee or nominees who may be selected by our Board of Directors prior to or at the Annual Meeting. The information concerning the nominees and their share holdings in the Company has been furnished by them to the Company.

INFORMATION CONCERNING DIRECTORS AND OFFICERS

     The  following  table sets forth  information  regarding  the  officers and
directors   (who  are  also  director   nominees)  of  the  Company,   including
biographical data for at least the last five years.

     NAME                AGE    POSITION WITH THE COMPANY
     ----                ---    -------------------------

     Jong S. Whang       57     President, Chief Executive Officer and Director
     Robert T. Hass      52     Vice President-Finance, Chief Financial Officer,
                                Treasurer, Secretary and Director
     Alvin Katz          73     Director
     Bruce R. Thaw       50     Director

     JONG S. WHANG has been President, Chief Executive Officer and a Director of the Company since its inception and was one of its founders. Mr. Whang's responsibilities as President include the sales effort for the Company's semiconductor equipment business and development of new products and business opportunities in that industry. He has twenty-eight years of experience in the semiconductor industry, including time spent in both processing and manufacturing of equipment components and systems. From 1973 until 1979, he was employed by Siltronics, Inc., initially as a technician working with chemical vapor deposition and later as manager of the quartz fabrication plant with responsibility of providing technical marketing support. From 1979 until 1981, he was employed by U.S. Quartz, Inc. as manufacturing manager. In 1981 he left U.S. Quartz to form the Company.

     ROBERT T. HASS has been Vice President-Finance, Chief Financial Officer, Treasurer and Secretary of the Company since June 3, 1992. Mr. Hass has served as a Director of the Company since February 29, 1996. From 1991 until May 1992, he operated a financial consulting practice under the name of Hass Financial Consulting Services. From 1985 to 1991, Mr. Hass served as Director of Accounting Services and then Controller for Lifeshares Group, Inc., a holding company that owned and operated real estate development and insurance subsidiaries, and from 1988 to 1991 served as Controller and Chief Accounting Officer of some of Lifeshares Group's subsidiaries. From 1984 to 1985, he served as Vice President-Finance and Treasurer of The Victorio Company, a privately owned holding company which owned and operated agriculture, chemical, commercial real estate brokerage, marketing research and commodities futures brokerage businesses. From 1977 to 1984, he was employed in various capacities including Vice President, Chief Financial Officer and Treasurer by Altamil Corporation, then a public company, which manufactures truck equipment, wire-bound containers, and precision aluminum forgings. From 1972 to 1977, he was employed as an auditor with Ernst & Ernst, now known as Ernst & Young. He is a Certified Public Accountant.

     ALVIN KATZ has been a Director of the Company since May 1, 1995. From 1981 to 1997, he was an adjunct professor of business management at the Florida Atlantic University in Boca Raton, Florida. From 1991 until the company was sold in September 1992, he was Chief Executive Officer of Odessa Engineering Corp., a company engaged in the manufacture of pollution monitoring equipment. From 1957 to 1976, Mr. Katz held various managerial positions with United Parcel Service, including District Manager and Corporate Manager of Operations Planning, Research and Development. He is also a Director of Nastech Pharmaceutical Company, Inc., a company engaged in research, development and marketing of nasally delivered pharmaceuticals. From 1994 to 2002, Mr. Katz was a Director of Blimpie International, a fast food franchiser. From 1999 to 2000, he was also President of BMAC, a biomedical automation company.

     BRUCE R. THAW has been a Director of the Company since May 1, 1995. Mr. Thaw is currently the President and Chief Executive Officer of Bulbtronics, Inc., a national distributor of technical and specialty light sources and related products. Mr. Thaw is a practicing attorney and was admitted to the bar of the State of New York in 1978 and the California State Bar in 1983. Mr. Thaw is also a director of SafeNet, Inc., a publicly traded company that designs, manufactures and markets computer network security systems and products, and Nastech Pharmaceutical Company, Inc., a publicly traded company engaged in drug delivery technology. Mr. Thaw does not render legal services to the Company.

INFORMATION ABOUT BOARD AND COMMITTEE MEETINGS AND DIRECTOR COMPENSATION

     Our Board of Directors held five (5) meetings during fiscal 2002. No director attended less than 75% of all Board meetings while he served as such director or less than 75% of all committee meetings on which he served as a committee member. Our Board has the authority under the Company's Bylaws to increase or decrease the size of our Board and fill vacancies, and the directors chosen to fill such vacancies will hold office until the Company's next annual meeting or until their successors are elected and qualified.

     The Audit Committee, the Compensation and Option Committee and the Finance Committee are the standing committees of our Board of Directors. These committees are comprised as follows:

                                    COMPENSATION
         AUDIT(1)                  AND OPTION(1)                  FINANCE
         --------                  -------------                  -------

         A. Katz                                                  A. Katz
       B. R. Thaw                     A. Katz                   B. R. Thaw

----------
(1) Mr. Donald F. Johnston served as a member of these committees until his death on August 25, 2002. Our Board of Directors expects that any candidate subsequently elected to our Board will be appointed to serve on these committees.

     The Audit Committee held ten (10) meetings during the 2002 fiscal year. The Audit Committee is responsible for maintaining communication between our Board, the Company's independent auditors and members of financial management with respect to the Company's financial affairs in general, including financial statements and audits, the adequacy and effectiveness of the Company's internal accounting controls and systems and the retention and termination of the independent auditors.

     The Audit Committee is composed of outside directors who are not officers or employees of the Company or its subsidiaries. In the opinion of our Board and as "independent" is defined under the listing rules of the Nasdaq Stock Market, these directors are independent of management and free of any relationship that would interfere with their exercise of independent judgment as members of this committee.

     The Compensation and Option Committee held one (1) meeting during the 2002 fiscal year. The Compensation and Option Committee makes recommendations concerning officer compensation, employee benefit programs and retirement plans.

     The Finance Committee did not hold any meetings during the 2002 fiscal year. The Finance Committee is responsible for communication between our Board, the Company's lender or prospective lender(s) and other financial sources and members of financial management.

     All current committee members are expected to be nominated for re-election at a Board meeting to be held following the Annual Meeting of Shareholders.

DIRECTORS' COMPENSATION

     Directors who are full-time employees of the Company receive no additional compensation for serving as directors. Directors who are not employees of the Company receive an annual retainer of $6,000 and fees of $700 per Board meeting attended and $250 per committee meeting attended. In addition, under the Company's Non-Employee Directors Stock Option Plan, each outside director receives an annual grant of options to purchase 5,000 shares of Common Stock. The exercise price of the options is set at the fair market value of Common Stock on the date of grant. Each option has a term of ten years and becomes exercisable in three equal installments commencing on the first anniversary of the date of grant and continuing for the two successive anniversaries thereafter. In the event of disability (as defined in the plan) or death of an outside director, all options remain exercisable for a period of twelve months following the date such person ceased to be a director, but only to the extent such option was exercisable on the date the director ceased to be a director.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation and Option Committee is presently composed of Mr. Katz. Mr. Johnston also served on the Compensation Committee prior to his death. Mr. Katz is not, and Mr. Johnston was not, an officer or employee of the Company.

                             EXECUTIVE COMPENSATION

     The following table sets forth information regarding annual and long-term compensation for services rendered to the Company during the fiscal years ended September 30, 2002, 2001 and 2000 by the Company's Chief Executive Officer and the other most highly compensated executive officer of the Company who received annual compensation exceeding $100,000 during such periods (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM
                                           ANNUAL COMPENSATION(1)            COMPENSATION
                                   --------------------------------------    ------------
     NAME AND          FISCAL                                OTHER ANNUAL     RESTRICTED       ALL OTHER
PRINCIPAL POSITION      YEAR       SALARY(2)    BONUS(3)     COMPENSATION    STOCK AWARDS    COMPENSATION(4)
------------------      ----       ---------    --------     ------------    ------------    ---------------
Jong S. Whang           2002     $ 150,722      $  11,085         --              --          $      --
President and Chief     2001       168,044         69,397         --              --             16,656
Executive Officer       2000       175,817        122,622         --              --              1,242

Robert T. Hass          2002     $ 102,000      $  18,000         --              --          $      --
Vice President-         2001       111,059          1,468         --              --              2,911
Finance                 2000        99,750          9,500         --              --                615

----------
(1) Neither Messrs. Whang nor Hass received personal benefit perquisites in excess of the lesser of $50,000 or 10% of their aggregate salary and bonus.

(2) Effective March 15, 2001, Mr. Whang entered into a five year employment agreement with the Company. The agreement specifies an annual base salary of $188,402. For fiscal 2000, this column includes an accrued retrospective salary increase of $14,250. As of April 1, 2001, Mr. Whang voluntarily reduced his annual salary by 20% to $150,722 and Mr. Hass voluntarily reduced his annual salary by 15% to $102,000.

(3) See "Employment Agreements" below for a description of how Mr. Whang's incentive compensation is determined. The amount reflected in this column in fiscal 2000 for Mr. Whang includes a discretionary bonus of $32,550, in addition to the $89,716 in incentive compensation earned by Mr. Whang under his February 1997 employment agreement.

(4)  Amounts  for   Messrs.   Whang  and  Hass   consist  of  Company   matching
     contributions in the Amtech Systems, Inc. 401(k) Plan. The amount for Mr. Whang also includes a payment made in lieu of vacation.

OPTION GRANTS

     The following table contains information regarding stock option grants during the 2002 fiscal year to the Named Executive Officers.

                       OPTIONS GRANTS IN LAST FISCAL YEAR

                                        INDIVIDUAL GRANTS
                  -----------------------------------------------------------------       POTENTIAL REALIZABLE VALUE
                                  % OF TOTAL                   STOCK                   AT ASSUMED ANNUAL RATES OF STOCK
                  SECURITIES        OPTIONS                  PRICE ON                         PRICE APPRECIATION
                  UNDERLYING      GRANTED TO     EXERCISE     DATE OF                         FOR OPTION TERM (3)
                   OPTIONS         EMPLOYEES       PRICE       GRANT     EXPIRATION    --------------------------------
     NAME          GRANTED      IN FISCAL 2001   ($/SHARE)   ($/SHARE)      DATE        0%           5%           10%
     ----          -------      --------------   ---------   ---------      ----       ----         ----         ----
Robert T. Hass     5,000(1)          11.1%       $4.50(2)     $4.50       7/19/12      -0-       $ 14,150     $ 35,859

----------
(1) All options were granted to Mr. Hass on July 19, 2002 under the Company's 1998 Stock Option Plan. The options granted become exercisable as follows:
     20% on July 19, 2003 and an additional 20% on each one-year anniversary thereafter.

(2) The exercise price was set at 100% of closing price of the Company's Common Stock on grant day, July 19, 2002, as reported on the NASDAQ National Market.

(3) Reflects the value of the stock option on the date of grant assuming (i) for the 0% column, no appreciation in the Company's stock price from the date of grant over the term of the option, (ii) for the 5% column, a five percent annual rate of appreciation in the Company's stock price over the term of the option, and (iii) for the 10% column, a ten percent annual rate of appreciation in the Company's stock price over the term of the option, in each case without any discounting to present value. The actual gains, if any, on stock option exercises are dependent upon the future performance of the Company's Common Stock. Accordingly, the amounts reflected in this table may not necessarily be indicative of the actual results obtained.

OPTION EXERCISES

     There were no exercises of stock options during fiscal 2002 by any of the Named Executive Officers.

EMPLOYMENT AND SEVERANCE AGREEMENTS

     On March 15, 2001, the Company entered into a five (5) year employment agreement with its President, Jong S. Whang. Under the terms of the agreement, Mr. Whang is entitled to an annual base salary of $188,402, and base salary increases of at least 5% to be determined by our Board of Directors at the end of each year of the agreement. Mr. Whang is also entitled to receive annual incentive cash compensation of up to 50% of his base salary, based on the follow criteria: (i) a bonus equal to 2% of the annual earnings of the Company before taxes and extraordinary items, and (ii) a bonus equal to 2% of the amount by which the revenues of the Company for the applicable fiscal year exceeds such revenues for the previous fiscal year. In addition, Mr. Whang was granted an option to purchase 150,000 shares of Common Stock pursuant to the agreement. These options were granted on March 15, 2001 and vest at the rate of 20% per full year of service over a five-year period. To the extent not already exercisable, the options become immediately exercisable upon: (i) the dissolution or liquidation of the Company or a reorganization, merger or consolidation in which all or substantially all prior shareholders do not continue to own more than 60% of the then outstanding shares of Common Stock and voting securities, (ii) the sale of all or substantially all of the assets of the Company, or (iii) the occurrence of a change in control of the Company as discussed in the agreement. The agreement also contains confidentiality and non-compete provisions. Mr. Whang is also entitled to participate in any benefit plans generally available to employees of the Company. Finally, the Company is required to purchase a $250,000 life insurance policy on the life of Mr. Whang, with his spouse as the beneficiary of such policy. To date, Mr. Whang has waived the Company's compliance with the latter requirement.

SEVERANCE AND CHANGE OF CONTROL PROVISIONS

     If Mr. Whang is terminated other than for "cause" or he terminates his employment for "good reason" (as such terms are defined in his employment agreement), he is entitled to receive, as severance pay, salary, incentive compensation and vacation accrued through the date of termination plus the following: (i) an amount equal to two years of Mr. Whang's base salary in effect on the termination date; (ii) a pro-rated portion of the amount of incentive compensation Mr. Whang would earn for the fiscal year in which the termination occurs if the results of operations of the Company for the period from the beginning of such fiscal year to the termination date were annualized; (iii) full vesting of all stock options issued under the employment agreement; and
(iv) vesting of a pro-rated portion of the number of stock options which would have vested for the fiscal year in which the termination occurs.

     Mr. Whang's employment agreement also provides for benefits should his employment with the Company be terminated following a change in control. If Mr. Whang's employment with the Company is terminated within one year following the occurrence of a change of control, either by the Company for any reason other than for cause or by Mr. Whang for good reason, the Company would be required to pay him a lump sum payment equal to three years of his annual base salary in effect on the termination date and the maximum amount of incentive compensation which he could earn for the fiscal year in which the termination date occurs. In addition, all stock options held by him but not vested would vest immediately.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company did not have any transactions during fiscal 2002 with any director, director nominee, executive officer, security holder known to the Company to own of record or beneficially more than 5% of the Company's Common Stock, or any member of the immediate family of any of the foregoing persons, in which the amount involved exceeded $60,000.

                   REPORT OF COMPENSATION AND OPTION COMMITTEE

     The Compensation and Option Committee of the Company's Board of Directors (the "Committee"), which is composed entirely of independent, outside directors, establishes the general compensation policies of the Company and specific compensation for each executive officer of the Company, and administers the Company's stock option program. The Committee's objective is to make the compensation packages of the executive officers of the Company sufficient to attract and retain persons of exceptional quality, and to provide effective incentives to motivate and reward Company executives for achieving the financial and strategic goals of the Company essential to the Company's long-term success and growth in shareholder value. The Company's executive compensation package consists of three main components: base salary, incentive cash bonuses and stock options.

BASE COMPENSATION

     The Committee's approach is to offer executives salaries competitive with those of other executives in the industry in which the Company operates. To that end, the Committee evaluates the competitiveness of its base salary based on information drawn from a variety of sources, including published and proprietary survey data and the Company's own experience recruiting and retaining
executives,   although  complete  information  is  not  easily  obtainable.  The
Company's base salary levels are intended to be consistent with competitive practice and level of responsibility, with salary increases reflecting competitive trends, the overall financial performance of the Company and the performance of the individual executive.

BONUSES

     In addition to base salary, executives are eligible to receive a discretionary annual bonus. At the beginning of each year, the Committee and the Chief Executive Officer (the "CEO") review each individual executive's job responsibilities and goals for the upcoming year. The amount of the bonus and any performance criteria vary with the position and role of the executive within the Company. In addition, for all executives, the Committee reviews the Company's actual financial performance against its internally budgeted performance in determining year-end bonuses, if any. However, the Committee does not set objective performance targets for executives other than the CEO and sales and marketing personnel.

STOCK OPTION AND RESTRICTED STOCK GRANTS

     The Company, from time to time, grants stock options and shares of restricted stock in order to provide certain executives with a competitive total compensation package and to reward them for their contribution to the long-term price performance of the Company's Common Stock. Grants of stock options and restricted stock are designed to align the executive's interest with that of the shareholders of the Company. In awarding option grants, the Committee will consider, among other things, the amount of stock and options presently held by the executive, the executive's past performance and contributions, and the executive's anticipated future contributions and responsibilities.

2002 CEO COMPENSATION

     Mr. Whang, the CEO, is paid an annual base salary of $188,402, pursuant to the terms of his March 15, 2001 employment agreement with the Company. Mr. Whang's increased base salary is based upon the compensation of executives in comparable positions in the semiconductor industry, adjusted for the size of the Company (total assets and revenues).

     In connection with the execution of Mr. Whang's employment agreement, our Board of Directors approved an incentive compensation plan for the CEO, which provides for an annual cash bonus equal to 2% of the annual earnings of the Company before taxes and extraordinary items, plus 2% of the amount by which the revenues of the Company in an applicable fiscal year exceed such revenues for the previous fiscal year. The total of such cash bonuses is limited to 50% of Mr. Whang's base salary for the applicable fiscal year. Mr. Whang earned a bonus of $11,085 in 2002 pursuant to such incentive compensation plan. Mr. Whang's employment agreement with the Company incorporates the incentive compensation plan described above. See "Employment and Severance Agreements," above.

                                      RESPECTFULLY SUBMITTED,

                                      Alvin Katz


                             AUDIT COMMITTEE REPORT

     In accordance with its written charter adopted by our Board of Directors on June 1, 2000, a copy of which was attached as an exhibit to the Company's Proxy Statement for its 2001 Annual Meeting of Shareholders, the Audit Committee is responsible for reviewing and discussing the audited financial statements with management, discussing with the Company's auditors information relating to the auditors' judgments about the quality of the Company's accounting principles, recommending to our Board of Directors that the Company include the audited financials in its Annual Report on Form 10-K and overseeing compliance with the Securities and Exchange Commission requirements for disclosure of auditors' services and activities.

REVIEW OF AUDITED FINANCIAL STATEMENTS

     The Audit Committee has reviewed the Company's consolidated financial statements for the fiscal year ended September 30, 2002, as audited by KPMG LLP ("KPMG"), the Company's independent auditors, and has discussed these financial statements with management. In addition, the Audit Committee has discussed with KPMG the matters required to be discussed by Statement of Auditing Standards 61, "Communications with Audit Committees." Furthermore, the Audit Committee has received the written disclosures and the letter from KPMG required by the Independence Standards Board Standard No. 1 and has discussed with KPMG its independence.

RECOMMENDATION

     Based upon the foregoing review and discussion, the Audit Committee recommended to our Board of Directors that the audited financial statements for the fiscal year ended September 30, 2002, be filed with the Company's annual report on Form 10-K for such period.

                                           RESPECTFULLY SUBMITTED,

                                           Alvin Katz
                                           Bruce R. Thaw


DISCLOSURE OF AUDIT AND NON-AUDIT FEES

AUDIT FEES

     The fees billed by Arthur  Andersen LLP (the Company's  auditors until July
2002) and KPMG (the Company's current auditors) for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended September 30, 2002 and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the fiscal year ended September 30, 2002 were $18,000 and $105,000, respectively.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     During fiscal 2002, the Company did not engage its independent public accountants to perform financial information systems design and implementation.

ALL OTHER FEES OF INDEPENDENT PUBLIC ACCOUNTANTS

     During fiscal 2002, all other fees of the Company's independent public accountants amounted to $4,985, which primarily consisted of accounting and tax consultation services.

     The Audit Committee of our Board of Directors considered whether the provision of non-audit services is consistent with maintaining the auditors' independence.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information concerning the beneficial ownership of the Company's Common Stock as of January 7, 2003, by (i) each director of the Company, (ii) each executive officer of the Company, including the Named Executive Officers, (iii) all executive officers and directors of the Company as a group, and (iv) each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock. This information was determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and is based upon the information furnished by the persons listed below. Except as otherwise indicated, each shareholder listed possesses sole voting and investment power with respect to the shares indicated as being beneficially owned.

                                               NUMBER OF SHARES      PERCENT OF
      NAME AND ADDRESS (1)(2)               BENEFICIALLY HELD (3)  OWNERSHIP (3)
      -----------------------               ---------------------  -------------
      Jong S. Whang                               156,972(4)           5.7%
      Robert T. Hass                               10,375(5)              *
      Alvin Katz                                   82,667(6)           3.1%
      Bruce R. Thaw                                18,667(6)            *
      Directors and Executive Officers of
        the Company as a group (5 persons)        268,681(7)          10.0%

      5% STOCKHOLDERS:
      Robert Sussman
      520 Madison Avenue
      41st Floor
      New York, NY  10022                         202,500(8)           7.5%

----------
* Less than 1%.

(1) Except as otherwise noted, the address for each person listed in this table is c/o Amtech Systems, Inc., 131 South Clark Drive, Tempe, Arizona 85281.

(2) Mr. Whang is the Company's President, CEO and a director. Mr. Hass is the Vice President-Finance, Chief Financial Officer, Treasurer, Secretary and a director. Messrs. Katz and Thaw are presently directors.

(3) The share amounts and percentages shown include the shares of Common Stock actually owned as of January 7, 2003, and the shares of Common Stock with respect to which the person had the right to acquire beneficial ownership within 60 days of such date pursuant to options or warrants. All shares of Common Stock that the identified person had the right to acquire within 60 days of January 7, 2003, upon the exercise of options or warrants are deemed to be outstanding when computing the percentage of the securities owned by such person, but are not deemed to be outstanding when computing the percentage of the securities owned by any other person. The amounts and percentages are based upon 2,689,571 shares of Common Stock outstanding as of January 7, 2003.

(4) Includes (i) 9,488 shares held jointly with Mr. Whang's spouse and (ii) 72,517 shares issuable upon the exercise of presently exercisable options; 41,517 shares issuable at an exercise price of $1.126 per share; 1,000 shares issuable at an exercise price of $1.50 per share; and the balance of 30,000 shares issuable at an exercise price of $6.53 per share.

(5) Includes 10,250 shares issuable upon exercise of presently exercisable options; 5,250 shares issuable at an exercise price of $1.126 per share; and the balance of 5,000 shares issuable at an exercise price of $5.88 per share.

(6) Includes 18,667 shares issuable upon exercise of presently exercisable options; 11,000 shares issuable at an exercise price of $1.126 per share; 3,000 shares issuable at an exercise price of $1.50 per share; 3,000 shares issuable at an exercise price of $6.813 per share; and the balance of 1,667 shares issuable at an exercise price of $5.88 per share.

(7) Includes 120,100 shares issuable upon exercise of presently exercisable options; 70,767 shares issuable at an exercise price of $1.126 per share; 5,000 shares issuable at an exercise price of $1.50 per share; 6,000 shares issuable at an exercise price of $6.813 per share; 30,000 shares issuable at an exercise price of $6.53 per share; and the balance of 8,333 shares issuable at an exercise price of $5.88 per share.

(8)  Includes 2,500 shares jointly owned with Mr. Sussman's spouse.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, as well as persons beneficially owning more than 10% of the Company's outstanding Common Stock, to file certain reports of ownership with the Securities and Exchange Commission (the "SEC") within specified time periods. Such officers, directors and shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of such forms received by it during the fiscal year ended September 30, 2002, or written representations from certain reporting persons, the Company believes that between October 1, 2001 and September 30, 2002 all Section 16(a) filing requirements applicable to its officers, directors and 10% shareholders were complied with.

COMPARISON OF STOCK PERFORMANCE

     The following line graph compares cumulative total stockholder return, assuming reinvestment of dividends, for: the Company's Common Stock, the NASDAQ Composite Index and the NASDAQ Industrial Index. Because the Company did not pay dividends on its Common Stock during the measurement period, the calculation of the cumulative total stockholder return on the Company's Common Stock did not include dividends. The following graph assumes that $100 was invested on October 1, 1997.

                            9/30/97  9/30/98  9/30/99  9/30/00  9/30/01  9/30/02
                            -------  -------  -------  -------  -------  -------
AMTECH SYSTEMS, INC          $100     $ 28     $ 37     $279     $ 92     $ 58
NASDAQ COMPOSITE INDEX       $100     $100     $163     $218     $ 89     $ 70
NASDAQ Industrial Index      $100     $ 75     $117     $149     $ 79     $ 68

           CHANGE IN AND DISAGREEMENTS WITH ACCOUNTANT ON ACCOUNTING
                            AND FINANCIAL DISCLOSURE

     On July 3, 2002, the Company dismissed its independent auditor, Arthur Andersen LLP ("Andersen"), and appointed KPMG as its new independent auditor. These actions were approved by the Company's Board of Directors upon the recommendation of its Audit Committee. KPMG has reviewed the consolidated financial statements of the Company for the quarter ended June 30, 2002 and audited the consolidated financial statements of the Company for the fiscal year ended September 30, 2002.

     During the two fiscal years ended September 30, 2001 and 2000, and the subsequent interim periods up to the date of Andersen's dismissal, there were no disagreements between the Company and Andersen, as defined in Item 304 of Regulation S-K, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of such disagreement in connection with its reports, and there were no reportable events as described under Item 304(a)(1)(v) of Regulation S-K.

     The audit reports of Andersen on the consolidated financial statements of the Company for each of the fiscal years ended September 30, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended September 30, 2001 and 2000, and the subsequent interim periods through the date of Andersen's dismissal, neither the Company nor anyone on its behalf consulted with KPMG regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

     The Company previously provided Andersen with a copy of the foregoing disclosures when the Company filed a Current Report on Form 8-K disclosing the dismissal of Andersen. Andersen has advised the Company that as of July 1, 2002, it is no longer issuing any letters to the Securities and Exchange Commission regarding matters such as these.

                                  OTHER MATTERS

ANNUAL REPORT

     The Annual Report of the Company for the fiscal year ended September 30, 2002, is enclosed herewith.

VOTING BY PROXY

     In order to ensure that your shares will be represented at the Annual Meeting, please sign and return the enclosed proxy in the envelope provided for that purpose, whether or not you expect to attend. Any shareholder may, without affecting any vote previously taken, revoke a written proxy by delivering to our executive offices, to the attention of our corporate Secretary prior to the vote at the Annual Meeting, written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

INDEPENDENT AUDITORS

     Our Board of Directors has selected KPMG as the Company's independent public accountants for the fiscal year ending September 30, 2003. KPMG was selected this year after the Company terminated its prior independent public accountants, Arthur Andersen LLP ("Andersen") in July 2002. A representative of KPMG is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she so desires and to be available to respond to appropriate questions.

DEADLINE FOR SHAREHOLDER PROPOSALS FOR ACTION AT THE COMPANY'S NEXT ANNUAL
MEETING

     Any shareholder who wishes to present any proposal for shareholder action at the next Annual Meeting of Shareholders to be held in 2004, must be received by the Company's Secretary, at the Company's offices, not later than September 18, 2003, in order to be included in the Company's proxy statement and form of proxy for that meeting. Such proposals should be addressed to the Corporate Secretary, Amtech Systems, Inc., 131 South Clark Drive, Tempe, Arizona 85281. If a shareholder proposal is introduced at the 2004 Annual Meeting of Shareholders without any discussion of the proposal in the Company's proxy statement, and the shareholder does not notify the Company on or before December 10, 2003, as required by SEC Rule 14(a)-4(c)(1), of the intent to raise such proposal at the Annual Meeting of Shareholders, then proxies received by the Company for the 2004 Annual Meeting will be voted by the persons named in such proxies in their discretion with respect to such proposal. Notice of such proposal is to be sent to the above address.

                         HOUSEHOLDING OF PROXY MATERIALS

     In December 2000, the Securities and Exchange Commission adopted new rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single proxy statement addressed to those security holders. This process, which is commonly referred to as "householding," potentially means extra convenience for security holders and cost savings for companies.

     If you are currently receiving multiple copies of the Company's Proxy Statement and Annual Report at your address and would like to request householding of your communications, please contact your broker. Once you have elected householding of your communications, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding, and would prefer to receive a separate Proxy Statement and Annual Report, please notify your broker if you own shares in street name, or direct your written request to Amtech Systems, Inc., 131 South Clark Drive, Tempe, Arizona 85281, Attn: Secretary if you are a shareholder of record.

                                        By Order of the Board of Directors

                                        /s/ Robert T. Hass

                                        Robert T. Hass, Secretary

Tempe, Arizona
January 24, 2003

--------------------------------------------------------------------------------
PROXY - AMTECH SYSTEMS, INC.
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMTECH SYSTEMS, INC. FOR THE ANNUAL MEETING OF SHAREHOLDERS

The undersigned shareholder of Amtech Systems, Inc., an Arizona corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders dated January 24, 2003, and hereby appoints Jong S. Whang and Robert T. Hass, and each or either of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of AMTECH SYSTEMS, INC. to be held at the Hilton Phoenix Airport Hotel, 2435 South 47th Street, Phoenix, Arizona on Friday, February 28, 2003, at 10:00 a.m., Phoenix, Arizona time, and at any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED ON THE REVERSE SIDE AND AS SAID PROXIES DEEM ADVISABLE ON SUCH MATTERS AS MAY COME BEFORE THE MEETING.

                             000000  0000000000  0  0000
AMTECH SYSTEMS, INC.
                             000000000.000 ext
                             000000000.000 ext
                             000000000.000 ext
                             000000000.000 ext
MR A SAMPLE                  000000000.000 ext
DESIGNATION (IF ANY)         000000000.000 ext
ADD 1                        000000000.000 ext
ADD 2
ADD 3                        HOLDER ACCOUNT NUMBER
ADD 4
ADD 5                        C 1234567890                J N T
ADD 6
                             [ ]  Mark this box with an X if you have made
                                  changes to your name or address details above.

--------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD
--------------------------------------------------------------------------------

A  ELECTION OF DIRECTORS
1. The Board of Directors recommends a vote FOR the listed nominees. In the election of directors, you have an aggregate number of votes equal to the number of shares held in the above referenced account multiplied by four
     (4). Your votes will be allocated equally among the directors you have voted for, or as marked in the space provided.

                              FOR   WITHHOLD
01 - Jong S. Whang            [ ]     [ ]         ________________ votes
02 - Robert T. Hass           [ ]     [ ]         ________________ votes
03 - Alvin Katz               [ ]     [ ]         ________________ votes
04 - Bruce R. Thaw            [ ]     [ ]         ________________ votes

B AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

The undersigned agrees that the proxy holder is authorized to cumulate votes in the election of directors and to vote for less than all of the nominees.

Please sign exactly as your name appears above. When shares are held in common or in joint tenancy, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Please return in the enclosed, postage-paid envelope.

Signature 1 - Please keep signature within the box
[                                                   ]
[                                                   ]

Signature 2 - Please keep signature within the box
[                                                   ]
[                                                   ]

Date (mm/dd/yyyy)
[             /                   /                 ]
[             /                   /                 ]

                   1UPX    HHH    PPPP    001510